EXHIBIT 99.1

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                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

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 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
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                           [UBS Investment Bank LOGO]


                       PRELIMINARY BACKGROUND INFORMATION

                  MASTR Adjustable Mortgage Trust Series 2004-2





                                   DISCLAIMER

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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
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          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR UBS INVESTMENT
                       BANK FINANCIAL ADVISOR IMMEDIATELY.
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                                        1
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                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------



PRICING INFORMATION

------------ --------------------- ----------------------- ---------------------- ---------------------
                  Approximate             Coupon/                 WAL               Expected Ratings
  Class        Principal Amount         Tranche Type          (Yrs) Call (5)             TBA/TBA
  -----        -----------------        ------------          -----------                -------

  Group4
 1-A-1(1)       $ [36,770,000]           Pass-Thru                 1.85                  AAA/AAA
 2-A-1(2)       $ [49,375,000]           Pass-Thru                 2.47                  AAA/AAA
3-A-1(3,6)      $[194,627,000]         Floater/Senior              3.05                  AAA/AAA
  M1(3,6)       $ [8,604,000]        Floater/Mezzanine             5.37                   AA/AA
  M2(4,6)       $ [7,095,000]        Floater/Mezzanine             5.08                    A/A
  B(4,6)        $ [5,434,000]       Floater/Subordinate            4.12                  BBB/BBB
   Total        $[301,905,000]

------------ --------------------- ----------------------- ---------------------- ---------------------

(1) The pass-through rate for the Class 1-A-1 certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.10343]%. The pass-through rate for the Class 1-A-1 certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.836]%.

(2) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.001691]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in January 2009 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.044]%.

(3) The margin on the Class increases to 2 times the original margin after the clean-up call date.

(4) The margin on the Class increases to 0.5% plus the original margin after the clean-up call date.

(5)   See "Pricing Prepayment Speed" below.

(6)   Subject to the Net WAC Cap as defined below.


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

             ======================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES

Pricing Prepayment Speed:      The Certificates will be priced at 25% CPR
                               prepayment assumption.

Payment Date:                  The 25th day of each month (or the next
                               succeeding business day) commencing in March
                               2004.

Estimated Closing Date:        February 26, 2004

Investor Settlement Date:      February 27, 2004

Accrued Interest:              The price paid by investors for the Class 1-A-1
                               and 2-A-1 Certificates will include accrued interest from February 1st to the settlement date. The price paid by investors for the Class
                               3-A-1, M-1, M-2, and B Certificates will include accrued interest from February 26th to the settlement date.

Interest Accrual Period:       Interest will accrue from and including the
                               preceding Distribution Date (or from and including February 1st in the case of the first
                               Distribution Date) to and including the day prior to the current Distribution Date on the Class
                               1-A-1 and 2-A-1 Certificate Interest Rates on a
                               30/360 basis. Interest will accrue from and including the preceding Distribution Date (or from and including February 26th in the case of the first Distribution Date) to and including the day prior to the current Distribution Date on the Class 3-A-1, M-1, M-2, and B Certificate Interest
                               Rates on an Actual/360 basis.

Certificate Interest Rate:     With respect to any Distribution Date, the Class
                               3-A-1, M-1, M-2 and B Certificate Interest Rates will be equal to the lesser of (A) One Month
                               LIBOR plus the related certificate margin and (B) the Net WAC Cap.

Current Interest:              For any class of the Certificates and any
                               distribution date, the amount of interest accruing at the applicable Certificate Interest
                               Rate on the related Class Principal Balance during the related Accrual Period.

Basis Risk Shortfall:          The excess, if any, of the interest Class
                               3-A-1, M-1, M-2 and B Certificates would have been entitled to receive on that distribution date had the pass-through rate not been subject to the Net WAC Cap.

Payment Delay:                 0 days for 3-A-1, M-1, M-2 and B classes of
                               Certificates. 24 days for 1-A-1 and 2-A-1 classes of Certificates.

Issuer:                        MASTR Adjustable Rate Mortgage Trust Series
                               2004-2

Depositor:                     Mortgage Asset Securitization Transactons, Inc.

Master Servicer:               Wells Fargo Bank Minnesota, N.A.


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Trustee:                       JP Morgan Chase

Transferor:                    UBS Warburg Real Estate Securities, Inc.

Servicer Advancing:            The Servicers are required to make cash advances
                               to cover delinquent payments of principal and interest to the extent deemed recoverable.

Optional Redemption:           The terms of the transaction allow for a clean-up
                               call (the "Clean-up Call") which may be exercised once the current aggregate principal balance of the Mortgage Loans is less than or equal to 5% of the initial aggregate principal balance of the Mortgage Loans.

Mortgage Loans:                As of the Closing Date, it is anticipated that
                               the aggregate principal balance of the Mortgage
                               Loans will be approximately $ [317,795,227].

Net WAC Cap:                   The Class 3-A-1 Certificates will be subject to a
                               Net WAC Cap equal to the minimum of the weighted average of the net mortgage rates on the Group 3
                               Mortgage Loans and 11%. The Classes M-1, M-2 and
                               B Certificates will be subject to a Net WAC Cap equal to the minimum of the weighted average of the net mortgage rates on the aggregate Mortgage
                               Loans and 11%.

Credit Enhancement:            Credit enhancement for the Certificates will
                               consist of (i) Excess Interest, (ii)
                               Overcollateralization and (iii) subordination provided to the more senior classes of certificates by the more subordinate classes of certificates. The Initial Credit Enhancement provided by the Mezzanine and the Subordinate
                               Classes is expected to be approximately [7.0]%*.

Excess Interest:               The interest collections from the Mortgage Loans
                               less the sum of (i) the interest paid on the Certificates; and (ii) the aggregate of all fees and payments due in respect of the Mortgage
                               Loans.

Overcollateralization:         The Certificateholders will be entitled to
                               receive distributions of Excess Interest as principal until the Overcollateralization Amount equals the Required Overcollateralization Amount.
                               This distribution of interest as principal will have the effect of accelerating the Certificates relative to the underlying Mortgage Loans. On any Distribution Date, the Overcollateralization
                               Amount for will be the amount, if any, by which the Mortgage Loan balance exceeds the Aggregate
                               Principal Balance of the Certificates. The
                               Required Overcollateralization Amount is expected to be approximately [0.75%]*.

Rate Increase:                 Beginning on the first Payment Date after the
                               first possible Optional Redemption Date the margin on the Class 3-A-1 and M-1 Certificates will increase to 2 times the original margin over the applicable LIBOR rate and the margin on the Class M-2 and B Class Certificates will increase to 0.5% plus the original margin over the applicable LIBOR rate.

*   Subject to change based on final approval by rating agencies.


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

             ======================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (CONTINUED)

Subordination                  The rights of the holders of the Class A
                               Certificates to receive distributions will be senior to the rights of the Mezzanine
                               Certificates and the Subordinate certificates.
                               Similarly, the rights of the holders of the Mezzanine Certificates with higher payment priorities will be senior to the rights of the Mezzanine Certificates with lower payment priorities and the Subordinate Certificates.

Stepdown Date:                 Shall be the later to occur of (a) the
                               Distribution Date in March 2007, and (b) the first Distribution Date on which the aggregate principal balances of the 1-A-1, 2-A-1 and 3-A-1
                               Certificates is less than or equal to
                               approximately 84.5% of the aggregate principal balance of the Mortgage Loans for such Distribution Date, if 100% of principal collections had been distributed.

Priority of Distributions:     Group 1 Distribution:
                               Group 1 Available funds will be distributed in the following order of priority:

                               Interest:
                               Concurrently, to pay interest on the Class 1-A-1 Certificates
                               Concurrently, to pay unpaid interest
                               shortfalls on the Class 1-A-1 Certificates

                               Principal:
                               Generally, on each distribution date prior to the Stepdown Date or on which a Trigger Event has occurred, the principal payment amount will be paid in the following order of priority:

                               To the Class 1-A-1 to zero

                               Generally, on each distribution date on or after the Stepdown Date and on which a Trigger Event has not occurred, the principal payment amount will be paid in the following order of priority:

                               To the Class 1-A-1 to zero from the remaining 1-A-1 principal payment amount

                               Group 2 Distribution:
                               Group 2 Available funds will be distributed in the following order of priority:

                               Interest:

                               Concurrently, to pay interest on the Class 2-A-1 Certificates
                               Concurrently, to pay unpaid interest shortfalls on the Class 2-A-1 Certificates


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

             ======================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


                     DESCRIPTION OF SECURITIES (CONTINUED)

                     Principal:
                     Generally, on each distribution date prior to the Stepdown Date or on which a Trigger Event has occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class 2-A-1 to zero

                     Generally, on each distribution date on or after the Stepdown Date and on which a Trigger Event has not occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class 2-A-1 to zero from the remaining 2-A-1 principal payment amount

                     Group 3 Distribution:
                     Group 3 Available funds will be distributed in the following order of priority:

                     Interest:
                     Concurrently, to pay interest on the Class 3-A-1
                     Certificates
                     Concurrently, to pay unpaid interest shortfalls on the Class 3-A-1 Certificates

                     Principal:
                     Generally, on each distribution date prior to the Stepdown Date or on which a Trigger Event has occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class 3-A-1 to zero

                     Generally, on each distribution date on or after the Stepdown Date and on which a Trigger Event has not occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class 3-A-1 to zero from the remaining 3-A-1 principal payment amount

                     The Aggregate Available funds will be distributed in the following order of priority:

                     Interest:
                     To pay interest to the Class M-1
                     To pay unpaid interest shortfalls to the Class M-1 To pay interest to the Class M-2
                     To pay unpaid interest shortfalls to the Class M-2 To pay interest to the Class B
                     To pay unpaid interest shortfalls to the Class B


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

             ======================================================

                      MASTR Adjustable Rate Mortgage Trust
                                  SERIES 2004-2

             ======================================================

--------------------------------------------------------------------------------
 THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
              MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

                     DESCRIPTION OF SECURITIES (CONTINUED)

                     Principal:
                     Generally, on each distribution date prior to the Stepdown Date or on which a Trigger Event has occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class M-1 to zero
                     To the Class M-2 to zero
                     To the Class B to zero

                     Generally, on each distribution date on or after the Stepdown Date and on which a Trigger Event has not occurred, the principal payment amount will be paid in the following order of priority:

                     To the Class M-1 to zero the Class M-1 principal payment amount
                     To the Class M-2 to zero the Class M-2 principal payment amount
                     To the Class B to zero the Class B principal payment amount

                     Remaining Funds:
                     To the Class M-1 any deferred amount for such class
                     To the Class M-2 any deferred amount for such class
                     To the Class B any deferred amount for such class Concurrently, to the Class 3-A-1 Certificates, any Basis Risk Shortfall for each class
                     To the Class M-1 Certificates, any Basis Risk Shortfall for such class
                     To the Class M-2 Certificates, any Basis Risk Shortfall for such class
                     To the Class B Certificates, any Basis Risk Shortfall for such class


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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

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